                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ________________________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


      Date of Report(Date of Earliest Event Reported): February 22, 1995



                            NATIONSBANK CORPORATION
      ------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




           North Carolina             1-6523              56-0906609
      ------------------------     -------------      -------------------
      (State of Incorporation)     (Commission        (IRS Employer
                                   File Number)       Identification No.)





       NationsBank Corporate Center, Charlotte, North Carolina    28255
- ------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)



                                (704) 386-5000
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             (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS.

On February 22, 1995, NationsBanc Mortgage Corporation ("NationsBanc Mortgage"), an indirect, wholly-owned subsidiary of NationsBank Corporation, announced that it had reached a definitive agreement with Source One Mortgage Services Corporation ("Source One") for NationsBanc Mortgage to purchase a $10 billion residential mortgage servicing portfolio from Source One. NationsBanc Mortgage will pay approximately $190 million for this Source One portfolio. The transaction, which is subject to certain regulatory conditions and other customary closing conditions, is expected to be completed by March 31, 1995. The press release announcing this transaction is included as Exhibit 99.1 hereto.

On February 23, 1995, NationsBanc Mortgage announced that it had reached a definitive agreement with KeyCorp and Key Bank of New York for NationsBanc Mortgage to purchase the residential mortgage servicing business of KeyCorp Mortgage Inc. The acquired assets will include primarily KeyCorp Mortgage Inc.'s $25 billion residential mortgage servicing portfolio, for which NationsBanc Mortgage will pay approximately $350 million, a mortgage servicing operation employing about 500 people and other servicing-related assets, for which NationsBanc Mortgage will pay approximately $150 million. The transaction, which is subject to certain regulatory conditions and other customary closing conditions, is expected to close by March 31, 1995. The press release announcing this acquisition is included as Exhibit 99.2 hereto.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (c) Exhibits


                  The following exhibits are filed herewith:




     Exhibit No.             Description of Exhibit
     -----------             ----------------------

     99.1 Press Release dated February 22, 1995 with respect to the joint announcement of NationsBanc Mortgage Corporation, and Source One Mortgage Services Corporation that NationsBanc Mortgage will acquire a $10 billion residential mortgage servicing portfolio from Source One.

     99.2 Press Release dated February 23, 1995 with respect to the joint announcement of NationsBanc Mortgage Corporation, and KeyCorp and Key Bank of New York that NationsBanc Mortgage will acquire the residential mortgage servicing business of KeyCorp Mortgage Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                NATIONSBANK CORPORATION



                                                By:  /s/ Charles M. Berger
                                                     -------------------------
                                                     Charles M. Berger
                                                     Associate General Counsel



Dated:  March 2, 1995

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                                 EXHIBIT INDEX



Exhibit No.                  Description of Exhibit
- -----------                  ----------------------

99.1 Press Release dated February 22, 1995 with respect to the joint announcement of NationsBanc Mortgage Corporation and Source One Mortgage Services Corporation that NationsBanc Mortgage will acquire a $10 billion residential mortgage servicing portfolio from Source One.

99.2 Press Release dated February 23, 1995 with respect to the joint announcement of NationsBanc Mortgage Corporation and KeyCorp and Key Bank of New York that NationsBanc Mortgage will acquire the residential mortgage servicing business of KeyCorp Mortgage Inc.